                                                                      Exhibit 99

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

LOCKHEED MARTIN REPORTS SECOND QUARTER NET LOSS OF $0.11 PER SHARE

BETHESDA, Maryland, July 20, 1999 -- Lockheed Martin Corporation (NYSE: LMT) today reported a second quarter 1999 loss per share of $.11 on a diluted basis, compared to second quarter 1998 diluted earnings per share of $.76. Net loss for the second quarter 1999 totaled $41 million. In the second quarter of 1998, net earnings were $289 million.

As disclosed by the Corporation on June 9, results for the second quarter of 1999 reflect the impact of increased cost growth and reduced production rates related to the C-130J program, and the effects of problems in our commercial satellite and space launch businesses.

Net sales for second quarter 1999 were $6.2 billion, compared with second quarter 1998 sales of $6.5 billion. The Corporation's backlog totaled $45.0 billion at quarter's end compared with $45.3 billion at year-end 1998.

"These results are consistent with the revised performance outlook we released June 9," stated Vance Coffman, Lockheed Martin chairman and chief executive officer. "We are focused on our core aerospace and defense businesses to deliver strong performance. As part of our previously announced detailed review of the Corporation's business operations, our entire management team is directing its full energies to improving organizational effectiveness, performance and strategic alignment. We will build on our inherent strengths and competencies, delivering better quality, cost performance and mission success for our customers. Achieving these goals will translate into increased value for our shareholders and a more rewarding environment for our employees." Coffman said.

In reporting on the Corporation's financial performance for the quarter, Coffman highlighted a series of recent contract wins, milestones and business actions in traditional and new business areas with long-term benefits to Lockheed Martin:


                        Second Quarter 1999 Highlights

 .    The government of Israel announced its decision to purchase of 50 F-16 aircraft valued at $1.8 billion to Lockheed Martin. Contract signature is expected later this year.

 .    Greece announced its decision to purchase at least 50 additional F-16 aircraft in the updated Block 50+ configuration, with a contract anticipated to be finalized later this year.

 .    Egypt signed government-to-government agreements for the purchase of an additional 24 F-16 aircraft, and the Corporation delivered the first aircraft in a previous order for 21 aircraft, which was the fifth lot of F-16's procured by Egypt.

 .    An international team including Lockheed Martin was selected to develop the
     Medium Extended Air Defense System (MEADS) for NATO. The three-year technology development effort is valued at approximately $250 million to Lockheed Martin. Potential worldwide sales for the MEADS system, which will incorporate the proven Lockheed Martin Patriot Advanced Capability-3 (PAC-
     3) missile, are estimated at up to $15 billion.

 .    The Corporation delivered 30 F-16 and 3 C-130J aircraft during the quarter.

 .    On June 10, the Theater High Altitude Area Defense (THAAD) weapon system successfully intercepted a target missile over White Sands Missile Range, NM. This was the first "hit-to-kill" intercept for the system.

 .    Lockheed Martin successfully launched 1 Titan IV, 1 Titan II, 1 Atlas and 2
     Proton rockets during the quarter.

 .    Lockheed Martin won a $21 million contract for Lockheed Martin Global
     Telecommunications (LMGT) to provide a satellite gateway connecting ACeS cellular telephone users to networks in Taiwan.

 .    Astrolink LLC was formed with commitments for $900 million in equity from founding partners LMGT, Telespazio and TRW. Astrolink's goal is to provide the world's first global, on-demand, wireless broadband service beginning in 2003.

 .    The U.S. Senate passed its version of satellite reform legislation, an important milestone toward the Corporation's acquisition of COMSAT.

 .    Buses equipped with Lockheed Martin Control Systems' hybrid diesel-electric propulsion system completed reliability testing in New York City; separately, two vehicles equipped with Lockheed Martin's HybriDrive(TM) propulsion system were delivered to Boston in early June for an evaluation of the technology.

 .    The U.S. Army Aviation and Missile Command and the Longbow Limited
     Liability Company, a Lockheed Martin/Northrop Grumman joint venture, executed on April 30 a contract to build more than 10,000 Longbow Hellfire missiles and associated equipment. Potential value of the five-year contract to the joint venture is $1.2 billion.

 .    Gateway, a leading U.S. personal computer maker, selected Lockheed Martin to provide a wide range of information technology services under a multi-year contract valued at several hundred million dollars.

 .    Lockheed Martin was one of 12 vendors awarded the GSA Millennia contract for information technology services by the General Services
     Administration's Federal Technology Service. The overall Millennia contract is valued at $25 billion over 10 years and is designed to support large system integration and software development.

 .    A team led by Lockheed Martin won a U.S. Air Force contract, valued at up to $176 million to the team, to build F-16 Mission Training Centers for use at air bases worldwide.

 .    Lockheed Martin received a contract worth approximately $267 million over
     10 years from the U.S. Air Force to modify and operate formal school training for C-130 Hercules aircrews.

 .    Lockheed Martin won four contracts to provide child support payment processing in Pennsylvania, Georgia, Florida and Michigan valued at $225 million. Lockheed Martin will now process more than $5 billion yearly in support payments on behalf of needy children and their families. This represents more than 30 percent of total child support payments processed nationally.

 .    The U.S. Customs Service selected Lockheed Martin to perform phased depot-
     level maintenance for its fleet of P-3 Orion aircraft in May. The contract is valued at up to $75 million over a 10-year period.

 .    Nimiq, a satellite built by Lockheed Martin to provide direct broadcast television programming for Telesat Canada, was launched successfully May 20 from Baikonur Cosmodrome, Kazakhstan, on a Proton booster.

 .    The Landsat-7 earth remote sensing spacecraft, built by Lockheed Martin, was launched successfully from Vandenberg AFB on April 15.

 .    On April 26, the Navy test-launched two Trident II D5 missiles marking the
     84th and 85th consecutive successful tests of the missile.

 .    The U.K. Ministry of Defence presented its Project of the Year Award to the
     Royal Navy Tomahawk Land Attack Missile project, for which Lockheed Martin Undersea Systems performed the systems integration work.

Headquartered in Bethesda, Maryland, Lockheed Martin is a highly diversified global enterprise principally engaged in the research, design, development, manufacture and integration of advanced-technology systems, products and services. The Corporation's core businesses span space, electronics, aeronautics, information and services, telecommunications, energy and systems integration. Employing more than 160,000 people worldwide, Lockheed Martin had 1998 sales surpassing $26 billion.

                                      ###

NEWS MEDIA CONTACT:                               James Fetig 301/897-6352
INVESTOR RELATIONS CONTACT:                 James Ryan, 301/897-6584 or
                                                   Randa Middleton, 301/8976455
Web site: www.lmco.com
          ------------

NOTE: Statements which are not historical facts are forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may use terminology such as "anticipated," "expected," "believe," "should," "scheduled," and "estimated." The undertakings contained in these statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results. These risks include the availability of government funding and customer requirements, such as the risks that worldwide sales for the MEADS system may not reach its potential and that the Corporation's participation in the GSA Millennia contract may not be substantial, economic conditions, competitive environment, timing of awards and contracts; timing of product delivery and launches, such as timing issues resulting from Atlas and Proton launches being placed on hold pending completion of reviews related to recent launch failures, customer acceptance and the outcome of contingencies including completion of acquisitions and divestitures, litigation and environmental remediation, and program performance in addition to other factors not listed. It is also unknown whether the Corporation will be able to consummate the COMSAT transaction. See in this regard the Corporation's filings with the Securities and Exchange Commission. The Corporation does not undertake any obligation to publicly release any revisions to forward looking statements to reflect events or circumstances or changes in expectations after the date of this press release or the occurrence of anticipated events.

LOCKHEED MARTIN CORPORATION
Consolidated Results
(In millions, except for per share data and percentages)

                                                 QUARTER ENDED JUNE 30,                                  YEAR TO DATE JUNE 30,
                                          ------------------------------------------       ----------------------------------------
                                            1999            1998           % Change          1999            1998          % Change
Net Sales                                   $6,203          $6,520             (5)  %       $12,391        $12,737            (3)  %

Earnings before Interest and Taxes            $134            $679            (80)  %          $750         $1,326           (43)  %

Interest Expense                              $191            $221            (14)  %          $383           $434           (12)  %

Pre-tax (Loss) Earnings                       ($57)           $458           (112)  %          $367           $892           (59)  %

Income Taxes                                  ($16)           $169           (109)  %          $140           $334           (58)  %

     Effective Tax Rate                         28%             37%            N/M               38%            37%         N/M

(Loss) Earnings before Cumulative Effect of
 Change in Accounting                         ($41)           $289           (114)  %          $227           $558           (59)  %

Cumulative Effect of Change in Accounting*     -               -              N/M             ($355)           -             N/M

Net (Loss) Earnings                           ($41)           $289           (114)  %         ($128)          $558          (123)  %

Basic Earnings (Loss) Per Share:
   Earnings before Cumulative Effect of
    Change in Accounting                    ($0.11)          $0.77           (114)  %         $0.59          $1.49           (60)  %
   Cumulative Effect of Change in
    Accounting*                                -               -              N/M            ($0.93)           -             N/M
                                           --------        --------                        ---------       --------
   Earnings (Loss) Per Share                ($0.11)          $0.77           (114)  %        ($0.34)         $1.49          (123)  %

Average Basic Shares Outstanding             381.4           375.9                            380.8          374.5

Diluted Earnings (Loss) Per Share:
   Earnings before Cumulative Effect of
        Change in Accounting                ($0.11)          $0.76           (114)  %         $0.59          $1.47           (60)  %
   Cumulative Effect of Change in
    Accounting*                                -               -              N/M            ($0.93)           -             N/M
                                           --------        --------                         --------       --------
   Earnings (Loss) Per Share                ($0.11)          $0.76           (114)  %        ($0.34)         $1.47          (123)  %

Average Diluted Shares Outstanding           383.9           381.0                            383.3          379.7

* The Corporation adopted the American Institute of Certified Public Accountants' Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities" effective January 1, 1999.

LOCKHEED MARTIN CORPORATION
Other Financial Information
(In millions, except for per share amounts and percentages)

RECONCILIATION OF EARNINGS EXCLUDING NONRECURRING AND UNUSUAL ITEMS

                                                          QUARTER ENDED JUNE 30,          YEAR TO DATE JUNE 30,
                                                          ----------------------          ---------------------

                                                              1999            1998            1999           1998
                                                              ----            ----            ----           ----
Net (Loss) Earnings - As Reported                             ($41)           $289           ($128)          $558
After Tax Gain on L3 Disposition                                 -               -            ($74)             -
Cumulative Effect of Change in Accounting                        -               -            $355              -
                                                       -----------     -----------     -----------    -----------
Pro Forma Net Earnings                                        ($41)           $289            $153           $558


Diluted (Loss) Earnings Per Share - As Reported             ($0.11)          $0.76          ($0.34)         $1.47
After Tax Gain on L3 Disposition                                 -               -          ($0.19)             -
Cumulative Effect of Change in Accounting                        -               -           $0.93              -
                                                       -----------     -----------     -----------    -----------
Pro Forma Diluted Earnings Per Share                        ($0.11)          $0.76           $0.40          $1.47


OTHER FINANCIAL INFORMATION
                                                          QUARTER ENDED JUNE 30,          YEAR TO DATE JUNE 30,
                                                          ----------------------          ---------------------

                                                              1999            1998            1999           1998
                                                              ----            ----            ----           ----
EBIT to Sales Margin                                           2.2%           10.4%            6.1%          10.4%
Amortization of Goodwill and Contract Intangibles
  Resulting from Prior Acquisitions (pretax)                  $107            $108            $215           $218
Depreciation and Amortization                                 $126            $133            $248           $276
EBITDA                                                        $367            $920          $1,213         $1,820



                                                                    06/30/99       12/31/98
                                                                    --------       --------
Backlog                                                              $44,961 *      $45,345

Total Debt                                                           $11,034 *      $10,886
----------                                                          --------        -------
  Long-term (including current maturities)                           $10,330 *       $9,843
  Short-term                                                            $704 *       $1,043

Cash and Cash Equivalents                                                 $0 *         $285

Stockholders' Equity                                                  $5,971 *       $6,137

Total Debt-to-Capital                                                     65%*           64%

* Preliminary data

LOCKHEED MARTIN CORPORATION
Segment Results Excluding Nonrecurring and Unusual Items
(In millions, except for percentages)

                                                 QUARTER ENDED JUNE 30,                           YEAR TO DATE JUNE 30,
                                         ---------------------------------------       ---------------------------------------
                                           1999          1998         % Change           1999          1998         % Change
Electronics*
------------
Net Sales                                  $1,816        $1,770            3   %          $3,566       $3,468            3   %
Segment EBIT                                 $181          $182           (1)  %            $333         $323            3   %
Margins                                      10.0%         10.3%                             9.3%         9.3%
Amortization of Goodwill and Contract
 Intangibles                                  $55           $55           -    %            $112         $112           -    %

Space & Strategic Missiles
--------------------------
Net Sales                                  $1,484        $2,005          (26)  %          $3,110       $3,912          (21)  %
Segment EBIT                                  $15          $234          (94)  %            $140         $501          (72)  %
Margins                                       1.0%         11.7%                             4.5%        12.8%
Amortization of Goodwill and Contract
 Intangibles                                   $8            $8           -                  $15          $15           -    %

Aeronautics
-----------
Net Sales                                  $1,464        $1,381            6   %          $3,000       $2,732           10   %
Segment EBIT                                ($117)         $152         (177)  %             $52         $303          (83)  %
Margins                                       N/M          11.0%                             1.7%        11.1%
Amortization of Goodwill and Contract
 Intangibles                                  $20           $20           -    %             $40          $40           -    %

Information & Services**
------------------------
Net Sales                                  $1,367        $1,282            7   %          $2,568       $2,494            3   %
Segment EBIT                                  $59           $71          (17)  %            $120         $126           (5)  %
Margins                                       4.3%          5.5%                             4.7%         5.1%
Amortization of Goodwill and Contract
 Intangibles                                  $24           $25           (4)  %             $48          $51           (6)  %

Corporate and Other***
----------------------
Net Sales                                     $72           $82          (12)  %            $147         $131           12   %
Segment EBIT                                  ($4)          $40         (110)  %             ($9)         $73         (112)  %
Margins                                       N/M           N/M                              N/M          N/M

* 1998 results include the operations of LM Commercial Electronics divested effective February 22, 1998.

** 1998 results include the operations of CalComp Technology, Inc., which is currently executing a timely non-bankruptcy shutdown of its operations.

*** 1999 results include the operations of LM Global Telecommunications, Inc.